                                                                  EXHIBIT 10.12


                          LOAN MODIFICATION AGREEMENT

         This Loan Modification Agreement is entered into as of November 13, 1998 by and between Healthdyne Information Enterprises, Inc., a Georgia corporation ("Borrower") whose address is 1850 Parkway Place, Suite 1100, Marietta, Georgia 30067 and Silicon Valley Bank, a California-chartered bank ("Lender") with a loan production office located at 3343 Peachtree Road, N.E., Suite 312, Atlanta, Georgia 30326.

1. DESCRIPTION OF EXISTING INDEBTEDNESS: Among other indebtedness which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to, among other documents, a Loan and Security Agreement, dated August 3, 1998, as may be further amended from time to time (the "Loan Agreement") and Promissory
Note in the principal amount of $5,000,000 dated August 3, 1998 (the "Note"). The Loan Agreement and Note provide for, among other things, a line of credit in the original principal amount of Five Million Dollars ($5,000,000). Defined terms used herein without definition shall have the same meaning ascribed thereto in the Loan Agreement and Note.

2. DESCRIPTION OF COLLATERAL AND GUARANTIES. Repayment of the obligations is secured by the Collateral as described in the Loan Agreement and is guaranteed by HubLink, Inc. ("HubLink") a subsidiary of Borrower. The obligations are also secured by all the assets of HubLink pursuant to a Security Agreement dated August 3, 1998 between HubLink and Bank and a pledge of the stock of HubLink pursuant to a Stock Pledge Agreement dated August 3, 1998 between Borrower and Bank. Hereinafter, the above-described security documents, together with all other documents securing repayment of the Note shall be referred to as the "Security Documents". Hereinafter, the Loan Agreement, the Security Documents, together with all other documents evidencing or securing the Committed Revolving Line, shall be referred to as the "Existing Loan Documents".

3.       DESCRIPTION OF CHANGE IN TERMS.

         A.       Modification to Loan Agreement.

                  1. In Section 1.1 of the Loan Agreement the definition of a 'Borrowing Base" is amended by deleting all references to "eighty percent (80%)" and replacing such references with "seventy-five percent (75%)."

                  2. Exhibit C to the Loan Agreement is deleted and replaced with the new Exhibit C attached hereto as
                           Schedule 1.

4. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

5. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Bank as follows:



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         (a)      Borrower has adequate corporate power and authority to
execute and deliver this Loan Modification Agreement and the other documents executed and/or delivered in connection herewith (collectively, the "Modification Documents") and to perform its respective obligations hereunder and thereunder, and under the Existing Loan Documents, as amended hereby. Each of this Loan Modification Agreement and the other Modification Documents has been duly authorized, executed and delivered by Borrower, and does not contravene any law, rule or regulation applicable to Borrower or any of the terms of its Certificate of Incorporation or bylaws, or any other indenture, agreement or undertaking to which Borrower is a party. This Loan Modification Agreement and the other Modification Documents effectively amend the Existing Loan Documents in accordance with the terms hereof and thereof. Borrower's obligations hereunder and under the other Modification Documents, and under the Loan Agreement and the other Existing Loan Documents, each as amended hereby and thereby, constitute legally valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the rights of creditors generally and by equitable principles.

         (b) All of the representations and warranties made by Borrower in the Loan Agreement and the other Existing Loan Documents are true and correct on the date hereof as if made on and as of the date hereof and are so repeated herein, except that representations and warranties of financial statements or conditions as of an earlier date relate solely to such earlier date.

         (c) Upon the execution and delivery of this Loan Modification Agreement and the satisfaction of the conditions precedent set forth in Section 6 hereof, no Event of Default shall exist and be continuing.

6.       CONDITIONS PRECEDENT.

         The agreements contained herein and the amendments contemplated hereby shall not be effective unless each of the following conditions precedent is satisfied:

                  (1) All of the representations and warranties made by Borrower in Section 6 hereof shall be true and correct; and

                  (2) Bank shall have received, in form and substance satisfactory to Bank, such other documents as Bank shall deem necessary and/or appropriate.

Upon satisfaction of each of the conditions precedent set forth in this Section 6, the agreements contained herein and the amendments contemplated hereby shall be deemed effective as of the date hereof.

7. NO DEFENSES OF BORROWER. Borrower agrees that it has no defenses against the obligations to pay any amounts under the Loan Agreement or Note.

8. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the Existing Loan Documents, Bank is relying upon Borrower's representations, warranties,



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and agreements, as set forth in the Existing Loan Documents and herein, and
Borrower hereby ratifies and affirms all such representations and warranties as if fully restated herein. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modification of the Existing Loan Documents pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future amendments or modifications to the Existing Loan Documents. Nothing in this Loan Modification Agreement shall constitute a novation or satisfaction of the Borrower's Obligations to Bank. It is the intention of Bank and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker, endorser, or guarantor will be released by virtue of this Loan Modification Agreement. The terms of this paragraph apply not only to this Loan Modification Agreement, but also to all subsequent loan modification agreements.

9. MISCELLANEOUS. This Loan Modification Agreement shall be considered a "Loan Document" under and as defined in the Loan Agreement. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, BORROWER AND BANK EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OR ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT. EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THE BORROWER AND THE BANK ALSO AGREE THAT ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ENFORCE ANY JUDGMENT OBTAINED AGAINST THE BORROWER IN CONNECTION WITH THIS AGREEMENT OR SUCH OTHER LOAN DOCUMENT, MAY BE BROUGHT BY THE BANK OR BORROWER IN ANY STATE OR FEDERAL COURT SITTING IN THE COUNTY OF THE STATE IN WHICH BANK'S ADDRESS SHOWN IN SECTION 10 ABOVE IS LOCATED, OR IN ANY OTHER COURT TO THE JURISDICTION OF WHICH SUCH BORROWER OR ANY OF ITS PROPERTY IS OR MAY BE SUBJECT. EACH OF THE BORROWER AND THE BANK IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE AFORESAID STATE AND FEDERAL COURTS, AND IRREVOCABLY WAIVES ANY PRESENT OR FUTURE OBJECTION TO VENUE IN ANY SUCH COURT, AND ANY PRESENT OR FUTURE CLAIM THAT ANY SUCH COURT IS AN INCONVENIENT FORUM, IN CONNECTION WITH ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS.



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         This Loan Modification Agreement is executed as of the date first written above.



BORROWER:                                    BANK:
HEALTHDYNE INFORMATION                       SILICON VALLEY BANK
ENTERPRISES, INC.

By:   /s/ Cheryl Blanco                      By:   /s/ T. Vertin
   -------------------------------              -------------------------------
Its:      VP - Controller                    Its:      SVP
    ------------------------------               ------------------------------
          [CORPORATE SEAL]

Agreed and consented to as guarantor:

HUBLINK, INC.

By:   /s/ Robert Murrie
   -------------------------------
Its:      President
    ------------------------------
          [CORPORATE SEAL]



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                                                                     SCHEDULE 1


                                   EXHIBIT C
                           BORROWING BASE CERTIFICATE

Borrower:   Healthdyne Information Enterprises, Inc.  Bank: Silicon Valley Bank

Commitment Amount: $5,000,000


ACCOUNTS RECEIVABLE
1.       Accounts Receivable Book Value as of _________                          $
                                                                                  ---------------
2.       Additions (please explain on reverse)                                   $
                                                                                  ---------------
3.       TOTAL ACCOUNTS RECEIVABLE                                               $
                                                                                  ---------------

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
4.       Amounts over 90 days due                                                $
                                                                                  ---------------
5.       Balance of 50% over 90 day accounts                                     $
                                                                                  ---------------
6.       Concentration Limits                                                    $
                                                                                  ---------------
7.       Foreign Accounts exceeding 25% of Borrowing
                               Base or Credit Limit                              $
                                                                                  ---------------
8.       Governmental Accounts                                                   $
                                                                                  ---------------
9.       Contra Accounts                                                         $
                                                                                  ---------------
10.      Promotion or Demo Accounts                                              $
                                                                                  ---------------
11.      Intercompany/Employee Accounts                                          $
                                                                                  ---------------
12.      Other (please explain on reverse)                                       $
                                                                                  ---------------
13.      TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS                                    $
                                                                                  ---------------
14.      Eligible Accounts (#3 minus #13)                                        $
                                                                                  ---------------
15.      LOAN VALUE OF ACCOUNTS (75% of #14)                                     $
                                                                                  ---------------

BALANCES
16.      Maximum Loan Amount                                                     $
                                                                                  ---------------
17.      Total Funds Available [Lesser of #16 or #15]                            $
                                                                                  ---------------
18.      Present balance owing on Line of Credit                                 $
                                                                                  ---------------
19.      Outstanding under Sublimits ( )                                         $
                                                                                  ---------------
20.      RESERVE POSITION (#17 minus #18 and #19)                                $
                                                                                  ---------------


The undersigned represents and warrants that the foregoing is true, complete and correct, and that the information reflected in this Borrowing Base Certificate complies with the representations and warranties set forth in the Loan and Security Agreement between the undersigned and Silicon Valley Bank.



COMMENTS:                                                          BANK USE ONLY
                                                                   ---- --- ----
HEALTHDYNE INFORMATION ENTERPRISES, INC.                       REC'D BY:
                                                                        ------------
                                                                        AUTH. SIGNER
BY:                                                            DATE:
   -------------------------------                                  ----------------
          Authorized Signer                                    VERIFIED:
                                                                        ------------
                                                                        AUTH. SIGNER
                                                               DATE:
                                                                    ----------------
                                                               ---------------------




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